Subsequent Event	12 Months Ended
Dec. 31, 2016
Subsequent Events [Abstract]
Subsequent Event
Subsequent Events

Contribution of EchoStar XIX Satellite

On February 1, 2017, EchoStar contributed the EchoStar XIX satellite to us and we assumed EchoStar’s rights and obligations under a related contract with the satellite manufacturer. The EchoStar XIX satellite was launched in December 2016 and was undergoing in-orbit testing on the contribution date. Our Hughes segment will utilize the EchoStar XIX satellite to provide additional capacity for the Hughes broadband services to our customers in North America and added capacity in Mexico and certain Latin American countries and to add capability for aeronautical, enterprise and international broadband services. On the contribution date, we recorded a net increase in Additional paid-in capital to reflect EchoStar’s carrying amount of the satellite, less related deferred tax liabilities. Pursuant to the contract with the satellite manufacturer, we are obligated to make annual in-orbit incentive payments.

Share Exchange

On January 31, 2017, our parent company EchoStar and certain of its subsidiaries, including certain subsidiaries of HSS, entered into the Share Exchange Agreement with DISH Network Corporation and certain of its subsidiaries (“DISH Parties”).

Pursuant to the Share Exchange Agreement, among other things, one of our subsidiaries will receive all of the shares of HSS Tracking Stock in exchange for 100% of the equity interests of certain subsidiaries which will hold a portion of the EchoStar Technologies business segment. Following the closing of the Share Exchange, the HSS Tracking Stock will be retired and all agreements, arrangements and policy statements with respect to the HSS Tracking Stock will terminate and be of no further effect. The Share Exchange has been structured in a manner to be a tax-free exchange for each of EchoStar and DISH and their respective subsidiaries.

Prior to consummation of the Share Exchange, EchoStar is required to complete steps necessary for the transferring assets and liabilities that are being assumed by the DISH Parties to be owned by the transferring entities and their respective subsidiaries. As part of these steps, subsidiaries of EchoStar that currently own the Uplinking Businesses and related assets and liabilities will be contributed to EB Corp in consideration for additional shares of the Company’s common stock that will be issued to a subsidiary of EchoStar. Certain data center assets within the Uplinking Businesses will not be included in the Share Exchange and after consummation of the Share Exchange will continue to be owned by our subsidiaries and will be pledged as collateral to support our obligations under the Indentures.

The Share Exchange is expected to be consummated three business days after the satisfaction or waiver of all of the closing conditions to the transaction (other than conditions that by their nature are to be satisfied at the closing, but subject to the satisfaction of those conditions at such time), but no earlier than February 28, 2017. The Share Exchange Agreement provides for customary termination rights of the parties, including the right of either party to terminate the Share Exchange Agreement if the Share Exchange has not closed by March 31, 2017. The closing conditions to the transaction involving third parties or governmental approvals have been satisfied (other than those that by their nature are to be satisfied at the closing). While we currently expect the Share Exchange to be consummated on or about February 28, 2017, no assurance can be given that the Share Exchange will be consummated on the terms or within the time frame disclosed, or at all.